SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2004

CuraGen Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23223	06-1331400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive, 11th Floor

New Haven, Connecticut 06511

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 401-3330

Item 5. Other Events and Regulation FD Disclosure.

On June 24, 2004, the Registrant issued a press release announcing that scientists from the Company will report new preclinical data on CG53135, CuraGen’s Phase I clinical product being investigated for the prevention and treatment of radiation and chemotherapy induced oral mucositis (OM), demonstrating preclinical single dose activity for the prevention of OM, and preclinical activity for the treatment of OM after the appearance of initial signs and symptoms of OM in predictive animal models. The data is being presented in two poster sessions during the 16th Annual International Symposium on Supportive Care in Cancer held by the Multinational Association of Supportive Care in Cancer (MASCC) and the International Society of Oral Oncology (ISOO), June 24-27 in Miami Beach, FL.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) The following exhibit is filed with this report:

Exhibit Number	Description
99.1	Press release of Registrant dated June 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION
(Registrant)

Date: June 24, 2004	By:	/s/ David M. Wurzer
	Name:	David M. Wurzer
	Title:	Executive Vice President and
Chief Financial Officer